UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 17, 2004

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
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           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
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      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
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           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
       (c) Exhibits.

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated February 17, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing potential option exercises by members of the Company's senior management and updates to Q1 2004.

Item 9. Regulation FD Disclosure

     On February 17, 2004, the Company issued a press release announcing potential option exercises by members of the Company's senior management and updates for the quarter ending March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     Limitation on Incorporation by Reference. The information furnished in this
Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2004            ZOOM TECHNOLOGIES, INC.



                                    By:    /s/ Robert A. Crist
                                        --------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer

                                  EXHIBIT INDEX

Exhibit Number       Description
--------------       -----------
    99.1             Press release dated February 17, 2004 of Zoom Technologies,
                     Inc. (the "Company") announcing potential option exercises by members of the Company's senior management and updates to Q1 2004.

                                  EXHIBIT 99.1

       Zoom Comments On Potential Option-related Sales and Updates Q1 2004

     February 17, 2004--Zoom Technologies (Nasdaq: ZOOM) announced today that members of Zoom's senior management team have options under which they may exercise rights to purchase up to a total of 251,000 shares at $3.625 per share prior to April 7, 2004, the expiration date of these options. If all 251,000 options are exercised, Zoom will receive $909,875. Zoom expects that most shares resulting from exercised options will be promptly sold in the open market because of the considerable cash required to pay the exercise price of the option and the associated tax to be paid upon exercise of the option. In the 20 trading days through February 13, 2004, an average of 115,475 Zoom shares traded per day.

     Zoom recently announced its results for the year end and quarter ending December 31, 2003 (see http://www.zoom.com/documentation/investor/2003q4.pdf) and discussed Zoom's results and some of its plans in a related conference call (see http://www.zoom.com/Q4/). Updating that information, Zoom expects its shipments through February 18 of the current quarter, Q1 2004, to be about 18% below shipments during the comparable period for Q1 2003. Zoom expects the backlog on February 18, 2004 to be roughly equal to the backlog at the comparable time in Q1 2003.

Forward Looking Statements

This release contains forward-looking information relating to the plans, expectations and intentions of Zoom and the members of its senior management, including statements relating to the exercise and sale of options due to expire in April 2004 by members of senior management and Zoom's expectations relating to shipments and backlog during the first quarter of 2004. Actual results may be materially different from those expectations as a result of known and unknown risks including the uncertainty of Zoom's forecasts of near-term shipments and backlog, which may not be indicative of future sales; the risk that products contain undetected errors or defects or otherwise do not perform as anticipated; the risk that there are delays in shipments of products; the uncertainty of ADSL market growth and Zoom's ability to benefit from that growth; general economic conditions and trends in the industry; the uncertainty of Zoom's ability to effectively manage its inventory; Zoom's dependence on one or a limited number of suppliers for certain key components; rapid technological change; competition; and other risks set forth in Zoom's filings with the Securities and Exchange Commission and in its earnings releases. Zoom cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Zoom expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Zoom's expectations or any change in events, conditions or circumstance on which any such statement is based.